SYNERGETICS USA, INC.
3845 Corporate Centre Drive
O’Fallon, Missouri 63368

November 15, 2011

Dear Stockholder:

You are cordially invited to attend our Company’s 2011 Annual Meeting of Stockholders, which will be held on December 13, 2011, at 6:00 p.m., Central Time, at The Doubletree Hotel and Conference Center located at 16625 Swingley Ridge Road, Chesterfield, Missouri 63017. The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

Your vote is important to us and your shares should be represented at the meeting whether or not you are personally able to attend. Accordingly, I encourage you to mark, sign, date and return the accompanying proxy promptly.

On behalf of the Board of Directors, thank you for your continued support of Synergetics USA, Inc.

Sincerely,

David M. Hable
President and Chief Executive Officer

SYNERGETICS USA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 13, 2011

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders of Synergetics USA, Inc., a Delaware corporation (the “Company”), will be held on December 13, 2011, at 6:00 p.m., Central Time, at The Doubletree Hotel and Conference Center located at 16625 Swingley Ridge Road, Chesterfield, Missouri 63017 to act upon the following matters, which are described more fully in the accompanying Proxy Statement:

1. The election of one director nominated by the Company’s Nominating and Governance Committee to serve a three-year term following approval by the stockholders at the Annual Meeting;

2. The ratification of the appointment of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm for fiscal 2012; and

3. Such other business as may properly come before the meeting and/or any adjournment thereof.

All holders of common stock of record at the close of business on November 8, 2011 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted FOR the election of the nominee listed in the attached Proxy Statement to be a member of the Board of Directors of the Company, FOR ratification of UHY’s appointment and on other business that may properly come before the Annual Meeting, as the named proxies in their best judgment shall decide.

If you submit a proxy, you may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company in writing at 3845 Corporate Centre Drive, O’Fallon, Missouri 63368 prior to the Annual Meeting, and, if you attend the Annual Meeting, you may revoke your proxy if previously submitted and vote in person by notifying the Secretary of the Company at the Annual Meeting.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided.

By Order of the Board of Directors,

PAMELA G. BOONE
Secretary

O’Fallon, Missouri
November 15, 2011

SYNERGETICS USA, INC.

 PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders
Meeting To Be Held on December 13, 2011

The proxy statement and annual report to stockholders for the fiscal year ended July 31, 2011 are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06536.

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Synergetics USA, Inc., a Delaware corporation (the “Company”), 3845 Corporate Centre Drive, O’Fallon, Missouri 63368, for use at the 2011 Annual Meeting of Stockholders to be held on December 13, 2011, at 6:00 p.m. Central Time at The Doubletree Hotel and Conference Center located at 16625 Swingley Ridge Road, Chesterfield, Missouri 63017. The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to attend the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. This Proxy Statement and the enclosed proxy card are being mailed to the stockholders of the Company on or about November 15, 2011.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting. For additional information on how to obtain directions to be able to attend the Annual Meeting and vote in person, please write to the Company’s Secretary at Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri 63368 or call (636) 939-5100. Only stockholders of record at the close of business on November 8, 2011 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the Record Date, the Company had 24,975,474 outstanding shares of common stock, $0.001 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder thereof to one vote for each share of Common Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting. If you are a beneficial holder and do not provide specific voting instructions to your broker, under a recent rule change, the organization that holds your shares will not be authorized to vote on the election of directors. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

If the accompanying proxy card is signed and returned, the shares represented thereby will be voted in accordance with the directions on the proxy card. Unless a stockholder specifies otherwise therein, the proxy will be voted in accordance with the recommendations of the Board of Directors on all proposals. The presence in person or by proxy of a majority of the voting power represented by outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Directors will be elected by a plurality of the voting power represented and entitled to vote at the Annual Meeting. The passage of any other proposal will be determined by the affirmative vote of the majority of the voting power represented and entitled to vote at the Annual Meeting. In the election of directors, abstentions and broker non-votes will not affect the outcome except in determining the presence of a quorum; they will not be counted toward the number of votes required for any nominee’s election. An instruction to “abstain” from voting on any other proposal will have the same effect as a vote against the proposal. Broker non-votes will not be considered as present and entitled to vote on the proposals. Therefore, broker non-votes will have no effect on the number of affirmative votes required to adopt such proposal.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws provide that the Board shall consist of not less than five nor more than 11 members, the exact number of which shall be determined by the Board. The number of directors on the Company’s Board of Directors is currently set at nine directors, divided into three classes, with each class serving three-year staggered terms.

The Board is comprised of six directors who satisfy the definition of an independent director set forth in the listing standards of the Nasdaq Stock Market Inc. (“Nasdaq”) and the Company’s Corporate Governance Guidelines — Juanita H. Hinshaw, Lawrence C. Cardinale, Guy R. Guarch, Robert H. Dick, Patricia S. Williams and D. Graeme Thomas (each, an “Independent Director” and collectively the “Independent Directors”) —and three senior management persons — David M. Hable, Kurt W. Gampp, Jr. and Jerry L. Malis (each a “Management Director” and collectively the “Management Directors”).

The terms of Mr. Hable, Mr. Gampp and Dr. Malis expire at the 2011 Annual Meeting. In order to increase the independence of the Company’s Board of Directors and reduce the size of the Board of Directors to seven members, as has been the Company’s past practice, only Mr. Hable has been nominated by the Nominating and Governance Committee for re-election. The Board of Directors of the Company recommends a vote FOR Mr. Hable.  If re-elected, Mr. Hable will serve until the annual election of directors in the year 2014, or until his successor is duly elected and qualified, or his earlier death, resignation or removal. If he is unavailable for election, an event which the Board of Directors of the Company does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board of Directors. For information regarding revocation of a proxy, see “General Information” on Page 1.

Based on the recommendation of the Nominating and Corporate Governance Committee, the nominee has been approved unanimously by the Board of Directors of the Company for re-election. Below is biographical and other information about the nominee for election as a director and each current director whose term continues after the Annual Meeting. Following the nominee’s or director’s biographical information is information concerning the particular experience, qualifications, attributes and/or skills that led the Nominating and Governance Committee and the Board to determine that the nominee should serve as a director, or each director should continue to serve as a director, as the case may be.

Nominee for Director to be Re-Elected at the 2011 Annual Meeting for Term expiring in 2014

Name	Age	Biography	Expiration of Term (if Re-Elected)
David M. Hable	56
David M. Hable joined the Company as its President, CEO and director in January 2009. Prior to joining the Company, Mr. Hable served as President and CEO of Afferent Corporation, a venture capital backed medical device company focused on neuro stimulation therapies. Previously, he was Chairman of the Board of ONI Medical Systems, Inc., a developer and marketer of magnetic resonance imaging equipment for extremity applications in non-hospital settings. Mr. Hable also spent over 20 years with Johnson & Johnson working in business units that developed and marketed a wide range of diagnostic and therapeutic products for the treatment of central nervous system disorders. From 1998 to 2003, Mr. Hable served as Codman & Shurtleff, Inc.’s worldwide President, leading all functions in the company, both domestically and internationally. Mr. Hable has overall responsibility for the management of the Company.

Mr. Hable brings significant industry experience to the Board, through his positions with Johnson & Johnson and Afferent Corporation. In addition, Mr. Hable’s service in senior management positions provides the Board with experience and perspective in analyzing, shaping and overseeing the execution of important operational and policy issues at a senior level.
			2014

Directors whose Terms Continue beyond the 2011Annual Meeting

Name	Age	Biography	Expiration of Term
Robert H. Dick	68
Robert H. Dick has been a director of the Company since 2005, when Synergetics, Inc. merged with Valley Forge Scientific Corp. (“Valley Forge”) (now known as Synergetics USA, Inc. or the “Company”) and currently serves as the Chairman of the Board of Directors. He has served as Chairman of the Board of Directors since July 31, 2008. From July 31, 2008 until January 28, 2009, Mr. Dick, along with the Company’s other Independent Directors at that time, served as the Company’s principal executive officer, generally on a weekly rotating basis. Prior to the merger, Mr. Dick had been a director of Valley Forge since 1997. Mr. Dick has served as President of R.H. Dick & Company since January 1998, a consulting firm based in Camp Verde, Texas. From 1996 to 1998, he was a partner with Boles, Knop & Company, Inc., an investment banking firm in Middleburg, Virginia. From 1994 to 1996, Mr. Dick served as interim President, Chief Executive Officer and Chief Financial Officer of two of Boles’ clients. From 1982 until 1994, he served in various executive roles with Codman & Shurtleff, Inc., a subsidiary of Johnson & Johnson and a manufacturer of surgical instruments, implants, equipment and other surgical products. From 1978 to 1982, Mr. Dick was President and Chief Executive Officer of Applied Fiberoptics, Inc., a company that designed, manufactured and marketed fiberoptic products for medical and defense applications and surgical microscopes for surgery. From 1969 to 1978, Mr. Dick held various sales, marketing and general management positions with the USCI division of C.R. Bard, Inc. Mr. Dick also serves as a member of the board, chairman of the audit committee and member of the executive and governance committees for Span-America Medical Systems, Inc., which designs and manufactures wound management products and which has securities registered pursuant to Section 12 of the Exchange Act.

Mr. Dick’s extensive experience in the medical manufacturing industry enables him to bring valuable insight regarding the industry to the Board. He also brings financial expertise to the Board. Mr. Dick’s knowledge of financial markets, financing and funding operations and accounting and financial reporting processes helps the Company’s directors in understanding, advising and overseeing the Company’s capital structure, financing and investing activities, financial reporting and internal control of such activities.
			2012

Juanita H. Hinshaw	66
Juanita H. Hinshaw has served as a director of the Company since 2005 when Synergetics, Inc. merged with Valley Forge. From July 31, 2008 until January 28, 2009, Ms. Hinshaw, along with the Company’s other Independent Directors at that time, served as the Company’s principal executive officer, generally on a weekly rotating basis. Ms. Hinshaw has been President and Chief Executive Officer of H&H Advisors (a financial advisory company) since 2005. In addition, Ms. Hinshaw served as Senior Vice President and Chief Financial Officer of Graybar Electric Company from May 2000 to May 2005. Graybar Electric Company specializes in supply chain management services and distributes high-quality components, equipment and materials for the electrical and telecommunications industries. Ms. Hinshaw has served as a director, chairman of the finance committee and as a member of the audit committee for The Williams Companies, Inc. since 2004 and has served as a director on the board, chairman of the compensation committee and as a member of the audit committee for Aegion Corporation since 1999. The Williams Company and Aegion Corporation have securities registered pursuant to Section 12 of the Exchange Act.
			2012

Ms. Hinshaw brings significant business, leadership and management insights into many aspects of the Company’s business. She also brings financial expertise to the Board. Ms. Hinshaw’s knowledge of financial markets, financing and funding operations and accounting and financial reporting processes helps the Company’s directors in understanding, advising and overseeing the Company’s capital structure, financing and investing activities, financial reporting and internal control of such activities.

Patricia S. Williams	44
Patricia S. Williams has served as a director of the Company since August 2011.  Ms. Williams served as Senior Vice President, General Counsel and Corporate Secretary of RehabCare Group, Inc., a leading provider of physical rehabilitation program management services in over 1,200 hospitals, skilled nursing facilities and other long-term care facilities throughout the United States, from 2007 until its acquisition by Kindred Healthcare, Inc. in June 2011.  Ms. Williams previously held the position of Vice President, General Counsel and Corporate Secretary of Thermadyne Holdings Corporation, a multi-national manufacturer of welding and cutting products, from 1997 to 2007.  Ms. Williams serves on the Board of Directors and on the Audit and Compensation Committees of YTB International, Inc., a leading marketer and provider of internet-based business solutions offering travel-related services, as well as shopping opportunities, and as a Director of White Drive Products, Inc., a leading global supplier of hydraulic motors and drive system products for mobile and industrial applications.  YTB International, Inc. has securities registered pursuant to Section 12 of the Exchange Act.

The Board selected Ms. Williams to serve as a director because of her extensive legal background and corporate experience in senior positions, as well as her long-standing knowledge of rules and regulations as they relate to the Company’s role and responsibilities as a publicly traded company.
		2012

Lawrence C. Cardinale	73
Lawrence C. Cardinale has served as a director of the Company since 2005. From July 31, 2008 until January 28, 2009, Mr. Cardinale, along with the Company’s other Independent Directors at that time, served as the Company’s principal executive officer, generally on a weekly rotating basis. Mr. Cardinale received his B.S.B.A. in Business from Washington University in St. Louis, Missouri and is retired after working in the medical industry since 1966. During his over 35 years working in the field of medical manufacturing, he held various management positions, including Plant Manager, Director of Manufacturing, Director of Corporate Engineering, Director of Operations Planning, Vice President of Manufacturing-International and Vice President-Global Manufacturing and Engineering of a multi-national medical manufacturing company. Mr. Cardinale also owned and operated a scientific laboratory instrument business concentrating in the life sciences field, which manufactured and marketed tissue sectioning, microforge and micromanipulation instruments and pipeting devices. Mr. Cardinale formerly served as a board member of Coretech-Holdings LLC, a St. Louis-based life sciences and medical device manufacturing company, and McCormick Scientific, LLC.

Mr. Cardinale’s extensive experience in the medical manufacturing industry enables him to bring valuable insight regarding the industry to the Board. In addition, Mr. Cardinale’s service in senior management positions provides the Board with significant senior leadership experience.
		2013

Guy R. Guarch	71
Guy R. Guarch has been a director of the Company since 2005, when Synergetics, Inc. merged with Valley Forge. From July 31, 2008 until January 28, 2009, Mr. Guarch, along with the Company’s other Independent Directors at that time, served as the Company’s principal executive officer, generally on a weekly rotating basis. Mr. Guarch retired in 2001 from C.R. Bard, Inc. where he spent 32 years in various sales, marketing and management roles. Bard is a leading developer, manufacturer and marketer of health care products used for vascular, urological and oncologic diagnosis and intervention. From 1993 to 2001, Mr. Guarch served as Regional Vice President Corporate Account Manager for Bard’s Southeast Region. He worked as President of Bard Venture Division in Boston, Massachusetts from 1991 to 1993. From 1988 to 1991, Mr. Guarch worked in London, England, as Vice President of Sales for the Bard European Division and Managing Director of Bard LTD, UK. Before 1988, Mr. Guarch worked in several sales and marketing roles for Bard’s USCI International Division in Boston, Massachusetts, which focused on the design, manufacture and sale of cardiac catheters, urological catheters and artificial arteries. Mr. Guarch currently serves as a board member and chairman of the governance committee for Span-America Medical Systems, Inc., which designs and manufactures wound management products and which has securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 (the “Exchange Act”).

Mr. Guarch brings senior leadership, strategic and business development expertise to the Board from his prior positions with C.R. Bard, Inc. In addition, he adds significant industry experience to the Board.
		2013

D. Graeme Thomas	73
D. Graeme Thomas has served as a director of the Company since August 2011.  Mr. Thomas is currently the Director of St. Louis University’s Office of Technology Management, a position in which he is responsible for intellectual property protection and commercialization of technologies investigated and identified at St. Louis University.  From 2004 until 2008, Mr. Thomas served as Chief Executive Officer and Chief Financial Officer of Akermin, Inc., a private company that engages in the development and use of stabilized enzymes in applications ranging from biofuel cells to carbon captures and separation.  From 2008 to 2010, Mr. Thomas served as Chief Executive Officer of Cardialen, Inc., a private company engaged in the development of low-voltage implantable devices for the treatment of cardiac arrhythmias.  Prior to 2004, Mr. Thomas held various positions in companies specializing in the life sciences industry, primarily medical devices and pharmaceuticals, including CooperVision Optics and CooperVision International, Rorer Pharmaceuticals, Sherwood Medical, Wyeth and MedAscent Group.

The Board selected Mr. Thomas to serve as a director based on his vast experience in the medical device and life sciences industries, including his past experience as Chief Executive Officer of two companies within those industries and his knowledge of product development and finance.
		2013

CORPORATE GOVERNANCE

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure and the Independent Directors ensure such structure provides independent oversight of management. The Board also recognizes no single leadership structure is right for all companies at all times. Accordingly, the Board periodically reviews its leadership structure as necessary to accomplish its management oversight responsibilities.

On behalf of the stockholders, the Board oversees and guides the Company’s management and its business affairs. Board committees, staffed by Independent Directors, assist the Board in discharging its responsibilities. The Independent Directors recommend the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee structures to the Board for ratification. In its oversight of the Company, the Board sets the tone for the ethical standards and performance of management, staff and the Company as a whole. The Independent Directors constituting the Nominating and Corporate Governance Committee recommended to the Board, and the Board has adopted Corporate Governance Guidelines and best corporate practices that guide the practices of the Company. The Corporate Governance Guidelines are available on the Company’s website at www.synergeticsusa.com.

Consistent with the Company’s Bylaws and Corporate Governance Guidelines, the roles of Chairman of the Board and CEO may be separated. The Board determined on July 31, 2008 that it was appropriate to separate the roles of Chairman and CEO in recognition of the differences between the two roles, and to better serve the interests of the stockholders. The CEO, in conjunction with senior management, is responsible for developing and recommending to the Board the strategic direction for the Company, and for the day-to-day leadership of the Company, and he is responsible, together with senior management, for the overall performance of the Company, with such performance measurement based on operating and strategic plans ratified at various times by the Board. The duties of the Chairman include, but are not limited to:

●	Presiding over all meetings of the Board,

●	Preparing the agenda for Board meetings in consultation with other Independent Directors, the CEO and members of senior management,

●	Providing the CEO ongoing direction regarding Independent Director, Board Committee and Board needs, interests, opinions and decisions,

●	Calling and presiding over meetings of the Independent Directors,

●	Serving on any Special Committees as may be appointed by the Nominating and Corporate Governance Committee,

●	Managing the Board’s process for annual evaluation of the CEO, and

●	Such other activities as may from time-to-time be determined by the Board to be in the best interests of the stockholders.

In carrying out his responsibilities, the Chairman preserves the distinction between management and Board oversight by maintaining management’s responsibility for: (i) developing and frequently updating corporate strategy, and recommending such strategy to the Board for critique and ratification, (ii) taking such actions as necessary to minimize risks to the Company and the stockholders and (iii) the overall performance of the Company, with such performance measurement based on operating and strategic plans ratified at various times by the Board.

The Board believes that there are advantages to the separate Chairman and CEO positions, including:

●	Enhanced communications and relations between the Board, the CEO and other members of senior management,

●	Assisting the Board in reaching consensus on particular strategies and policies, and

●	Facilitating robust director, Board and CEO evaluation processes.

The Company’s Corporate Governance Guidelines provide that Independent Directors should meet privately in executive session after each Board meeting, after each Board committee meeting and otherwise as needed. During fiscal 2011, the Independent Directors held four meetings in conjunction with regularly scheduled Board meetings and 15 special meetings for a total of 19 times. Each of our directors attended at least 75% of all the meetings of the Board and those committees on which he or she served during fiscal year 2011, either in person or telephonically. The Board of Directors encourages all members to attend stockholder meetings, but has not adopted a formal policy regarding attendance. All of the Company’s directors attended last year’s annual stockholders meeting.

Risk Management Oversight

The Board is actively involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, but the full Board has retained responsibility for general oversight of risks. The Audit Committee oversees management of financial and information technology risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. The Board satisfies its responsibility for general oversight of risks through reports by each committee chair regarding the committee’s considerations and actions, as well as minutes from the meetings and through regular reports directly from officers responsible for oversight of particular risks within the Company.

Director Independence

The Board of Directors has determined that each of Ms. Hinshaw, Mr. Cardinale, Mr. Guarch, Mr. Dick, Ms. Williams and Mr. Thomas is an Independent Director. In addition, the Board of Directors has determined that each of the members of the Audit Committee satisfies the additional conditions for independence for Audit Committee members required by Nasdaq.

Board Committees

The Board of Directors maintains the following three standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and from time to time, the Nominating and Corporate Governance Committee may appoint a Special Committee of Independent Directors to deal with such matters as described in the charter. Each of these committees operates pursuant to a written charter setting forth the functions and responsibilities of the committee, which may be reviewed on our website at www.synergeticsusa.com and are also available to stockholders in print upon request.

Audit Committee

The Audit Committee is composed entirely of Independent Directors and is responsible for the appointment, evaluation, compensation and oversight of the work of the independent registered public accounting firm and, where appropriate, the replacement of the independent registered public accounting firm. Furthermore, the Audit Committee is responsible for meeting with the independent registered public accounting firm and other corporate officers to review matters relating to financial reporting and accounting procedures and policies. Among other responsibilities, the Audit Committee also reviews financial information provided to stockholders and others, assesses the adequacy of financial, accounting, operating and disclosure controls, evaluates the scope of the audits of the independent registered public accounting firm and internal auditors, and reports on the results of such audits to the Board of Directors. The current members of the Audit Committee are Ms. Hinshaw (Chairperson), Mr. Dick, Mr. Cardinale and Mr. Guarch, all of whom meet all applicable standards for Audit Committee membership under the Nasdaq listing standards and Securities and Exchange Commission (“SEC”) rules. The Audit Committee held four meetings during the last fiscal year.

Compensation Committee

The Compensation Committee is composed entirely of Independent Directors and is responsible for administering the Company’s compensation programs and recommending to the Board of Directors other compensation and benefits of the Chief Executive Officer and all named executive officers. The current members of the Compensation Committee are Mr. Dick (Chairperson), Mr. Cardinale, Mr. Guarch and Ms. Hinshaw.  The Compensation Committee held six meetings during the last fiscal year.

The Compensation Committee meets after the end of each fiscal year to determine and recommend to the Board for approval the compensation packages for executive officers in light of the Company’s compensation philosophy and objectives. The Compensation Committee considers recommendations from the Chief Executive Officer as to compensation for each executive officer based upon their performance against Company and personal objectives, other than himself. The Compensation Committee has full responsibility to recommend to the Independent Directors of the Board the compensation package of the Chief Executive Officer and the named executive officers. The Compensation Committee may not delegate its authority regarding executive compensation.

During the fiscal year ended July 31, 2010, the Company engaged Mercer, a compensation consultant, to aid management and the Compensation Committee in its review of key compensation program components and total compensation paid to individuals in positions similarly situated to those of our executives, including similar positions at our peer group companies. Management provided the Compensation Committee with the information received from the compensation consultant. The data the Company reviewed included base salary, annual bonus or incentive cash payments and long-term incentive components of pay or certain survey market data where peer data for a like position was not available. The Compensation Committee has taken the compensation consultant’s recommendations under advisement.

Nominating and Corporate Governance Committee

The members of the Company’s Nominating and Corporate Governance Committee are Mr. Cardinale (Chairperson), Mr. Dick, Mr. Guarch and Ms. Hinshaw, all of whom are Independent Directors. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors, recommending to the Board of Directors the director nominees to be proposed for election by the stockholders and recommending to the Board of Directors corporate governance guidelines and procedures applicable to the Company.  The Nominating and Corporate Governance Committee held five meetings during the last fiscal year.

From time to time, the Nominating and Corporate Governance Committee may appoint a Special Committee of Independent Directors to deal with such matters as described in the charter.

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders of the Company. Each stockholder must comply with applicable requirements of the Company’s Amended and Restated Bylaws and the Exchange Act with respect to the nomination of, or proposal of, nominees for election as directors of the Company. Stockholders should submit any such nominations, together with appropriate biographical information and a description of the nominee’s qualifications to serve as director, to the Chairperson of the Nominating and Corporate Governance Committee, c/o Pamela G. Boone, Secretary, Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri 63368. The Company’s Corporate Governance Guidelines do not require that qualified director candidates should be limited by specific selection criteria. Candidates are selected for, among other things, their independence, integrity, diverse experience, leadership ability, ability to exercise sound judgment, scientific expertise, experience at policy-making levels involving issues affecting business, government, education and technology, and experience relevant to the Company’s global medical device business. While there is no formal policy with respect to diversity, the Nominating and Corporate Governance Committee does consider such issues as diversity of education, professional experience, differences of viewpoints and skills when assessing individual director nominees. Final approval of a candidate is determined by the full Board of Directors. Nominees to be evaluated by the Nominating and Corporate Governance Committee for future vacancies on the Board of Directors will be selected by the Nominating and Corporate Governance Committee from candidates recommended by multiple sources, including members of the Board of Directors, senior management, independent search firms, stockholders and other sources, all of whom will be evaluated based on the same criteria.

Code of Business Conduct and Ethics

The Company has established a Code of Business Conduct and Ethics, which is applicable to all of its employees, officers and directors. The Code is available on the Company’s website at www.synergeticsusa.com and also available to stockholders in print upon request. We intend to post any future amendments and revisions to the Code of Business Conduct and Ethics on our website.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate directly with the Board of Directors, as a group, or any individual director by submitting written correspondence addressed to the Board or an individual director at Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri 63368. All communications are relayed to the appropriate Board member or members.

DIRECTOR COMPENSATION

Except for the Chairman of the Board, directors who are neither employees of the Company nor an immediate family member of an officer of the Company are paid $950 for each meeting of the Board of Directors and each meeting of a committee of the Board of Directors that they attend. The Chairman of the Board is paid $750 for each meeting of the Board of Directors and each meeting of a committee of the Board of Directors that he attends.  All directors are entitled to reimbursement for travel and lodging expenses incurred in connection with their attendance at meetings. In addition, the Independent Directors receive compensation at their standard Board meeting rate per day for each day spent at the Company and each day spent away from personal business on Company business. In addition, the Independent Directors, except for the Chairman of the Board, receive $650 per meeting for each telephonic meeting of the Independent Directors or on Company business. The Chairman of the Board receives $500 per meeting for each telephonic meeting of the Independent Directors or on Company business.  This compensation arrangement has been approved by the Management Directors and the Chairman. Directors who are also employees of the Company do not receive compensation for their services as members of the Board of Directors.

Compensation for members of the Board has been established and will be reviewed annually by the Compensation Committee. The Compensation Committee may not delegate its authority regarding director compensation, and, except as described above, no executive officer plays a role in determining the amount of director compensation. The Compensation Committee considers the amount of time directors dedicate to Company matters and the need to attract and retain qualified directors when determining Board compensation.

To align the interests of directors with those of the Company’s stockholders, each Independent Director also receives an option to purchase 10,000 shares of the Company’s Common Stock each year in which he or she is elected, appointed, or re-elected to serve as a director pursuant to the Amended and Restated 2005 Non-Employee Directors’ Stock Option Plan.

The following table discloses compensation paid for the fiscal year ended July 31, 2011 to the directors for serving as members of the Board. Directors who are also employees of the Company do not receive compensation for their services as members of the Board of Directors. Because they are Management Directors, there is no director compensation to report for Messrs. Gampp, Hable and Malis during the fiscal year ended July 31, 2011.  No compensation is reported for Ms. Williams and Mr. Thomas, as they were appointed to the Board of Directors after the end of the fiscal year.

2011 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1)	Total ($)
Lawrence C. Cardinale	$30,050	—	$35,244	$65,294
Robert H. Dick	$51,500	—	$35,244	$86,744
Guy R. Guarch	$27,200	—	$35,244	$62,444
Juanita H. Hinshaw	$30,050	—	$35,244	$65,294
____________

(1)
Represents the aggregate grant date fair value for all restricted stock or stock options, as applicable, made to the directors with respect to the fiscal year indicated, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation — Stock Compensation (formerly FASB Statement 123R). For information about the assumptions made in these valuation, refer to “Note 12 — Stock-Based Compensation Plans” to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2011.

(2)
At July 31, 2011, the directors included in this table had the following number of stock options outstanding: Mr. Cardinale — 60,000 options, Mr. Dick — 100,000 options, Mr. Guarch — 60,000 options and Ms. Hinshaw — 60,000 options.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of November 8, 2011 certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) each of the named executive officers and directors, (ii) all executive officers and directors as a group, and (iii) each person known by the Company to beneficially own more than 5% of the Company’s Common Stock based on certain filings made under Section 13 of the Exchange Act. All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the relevant footnotes to the table. The percent of shares beneficially owned is based on 24,975,474 shares issued and outstanding as of November 8, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
(i) Named Executive Officers and Directors(1)
David M. Hable	47,033	(2)	*
Lawrence C. Cardinale	84,244	(3)	*
Robert H. Dick	113,000	(4)	*
Kurt W. Gampp, Jr.	680,569	(5)	2.7%
Guy R. Guarch	66,000	(6)	*
Juanita H. Hinshaw	386,710	(7)	1.5%
Jerry L. Malis	515,171	(8)	2.1%
Patricia S. Williams	4,500	(9)	*
D. Graeme Thomas	--		*
Pamela G. Boone	194,440	(10)	*
Michael R. Fanning	49,846	(11)	*
Jason J. Stroisch	36,638	(12)	*
(ii) All Executive Officers and Directors as a Group (12 persons	2,178,151	(13)	8.6%
(iii) Certain Beneficial Owners
Louis Uchitel	1,593,619	(14)	6.3%
Kopp Advisors, LLC	1,364,155	(15)	5.5%
____________

*	Less than 1%.

(1)
Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.  The address for all directors and executive officers is c/o Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri 63368.

(2)	Includes 21,417 shares owned by Mr. Hable and 25,616 shares issuable to Mr. Hable subject to options exercisable currently or within 60 days of November 8, 2011.

(3)	Includes 24,244 shares owned by Mr. Cardinale and 60,000 shares issuable to Mr. Cardinale subject to options exercisable currently or within 60 days of November 8, 2011.

(4)	Includes 13,000 shares owned by Mr. Dick and 100,000 shares issuable to Mr. Dick subject to options exercisable currently or within 60 days of November 8, 2011.

(5)
Represents 669,842 shares held in the Kurt W. Gampp, Jr. Trust and 10,727 shares issuable to Mr. Gampp subject to options exercisable currently or within 60 days of November 8, 2011. This does not include 138,725 shares held by Julie Gampp, which transfer upon death to Mr. Gampp. Mr. Gampp disclaims beneficial ownership as to these shares.

(6)	Includes 6,000 shares owned by Mr. Guarch and 60,000 shares issuable to Mr. Guarch subject to options exercisable currently or within 60 days of November 8, 2011.

(7)
Includes 326,710 shares held in the Hinshaw-Harrison Joint Revocable Living Trust. Ms. Hinshaw, in her capacity as trustee, possesses joint voting and investment power with respect to these shares. Also includes 60,000 shares issuable to Ms. Hinshaw subject to options exercisable currently or within 60 days of November 8, 2011.

(8)	Includes 500,745 shares owned by Dr. Malis and 14,426 shares issuable to Dr. Malis subject to options exercisable currently or within 60 days of November 8, 2011.

(9)	Includes 4,500 shares owned by Ms. Williams.
(10)
Includes the following: 81,887 shares jointly owned by Ms. Boone and her spouse, 61,817 shares issued to Ms. Boone subject to restrictions, including a cliff vesting period of five years from the respective dates of the grant and 50,736 shares issuable to Ms. Boone subject to options exercisable currently or within 60 days of November 8, 2011.

(11)
Includes the following: 11,614 shares owned solely and 1,750 shares owned jointly by Mr. Fanning and his spouse, 34,911 shares issued to Mr. Fanning subject to restrictions, including a cliff vesting period of five years from the respective dates of the grant and 1,571 shares issuable to Mr. Fanning subject to options exercisable currently or within 60 days of November 8, 2011.

(12)
Includes the following: 400 shares owned by Mr. Stroisch, 34,667 shares issued to Mr. Stroisch subject to restrictions, including a cliff vesting period of five years from the respective dates of the grant and 1,571 shares issuable to Mr. Stroisch subject to options exercisable currently or within 60 days of November 8, 2011.

(13)	Includes 384,647 shares issuable to named executive officers and directors subject to options exercisable currently or within 60 days of November 8, 2011.

(14)
Pursuant to Mr. Uchitel’s Schedule 13D/A filed with the SEC on April 14, 2009, Mr. Uchitel has sole voting power over 192,221 shares, shared voting power over 538,100 shares, sole dispositive power over 192,221 shares and shared dispositive power over 1,361,398 shares. Mr. Uchitel’s address is 142 Cedar Road, Elkins Park, Pennsylvania 19027.

(15)
Pursuant to Kopp Investment Advisors, LLC Form 13F filed with the SEC on October 28, 2011.  Kopp Investment Advisors, LLC’s address is 8400 Normandale Lake Boulevard, Suite 1450, Bloomington, Minneapolis 55437.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the SEC and Nasdaq. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended July 31, 2011, each director, executive officer and 10% stockholder of the Company’s securities made timely filings of all reports required by Section 16 of the Exchange Act with the exception of Mr. Hable, Mr. Gampp, Dr. Malis, Ms. Boone, Mr. Fanning and Mr. Stroisch, each of whom filed a late Form 4 in December, 2010 reporting their annual stock option grants.

EXECUTIVE COMPENSATION

2011 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus		Stock Awards(1)	Option Awards(1)	All Other Compensation	Total
David M. Hable	2011	$372,000	$61,800	(2)	$—	$35,822	$7,778	$477,400
President & Chief Executive Officer	2010	$360,000	$52,600	(2)	$—	$38,115	$5,086	$455,801

Kurt W. Gampp, Jr.	2011	$378,121	$22,414	(2)	$—	$65,670	$625	$466,830
Executive Vice President & Chief Operating Officer	2010	$370,427	$16,011	(2)	$—	$19,058	$11,882	$417,378

Jerry L. Malis	2011	$272,820	$15,000	(2)	$—	$42,733	$—	$330,553
Executive Vice President & Chief Scientific Officer	2010	$264,380	$17,613	(2)	$—	$19,058	$—	$301,051

Pamela G. Boone	2011	$262,800	$22,654	(2)	$—	$42,733	$650	$328,837
Executive Vice President & Chief Financial Officer	2010	$254,703	$9,860	(2)	$48,640	$19,058	$16,960	$349,221

Michael R. Fanning	2011	$208,700	$15,000	(2)	$—	$27,674	$8,400	$259,774
Vice President of Domestic Sales	2010	$190,000	$20,500	(2)	$35,339	—	$8,400	$254,239

Jason J. Stroisch	2011	$208,700	$15,000	(2)	$—	$27,674	$650	$252,024
Vice President of International Sales & Marketing	2010	$190,000	$38,500	(2)	$38,000	—	$1,327	$267,827
____________

(1)
Represents the aggregate grant date fair value for all restricted stock or stock options, as applicable, made to the named executive officers with respect to the fiscal year indicated, computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation (formerly FASB Statement 123R). For information about the assumptions made in these valuation, refer to “Note 12 — Stock-Based Compensation Plans” to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2011.

(2)
In fiscal 2011, bonus amounts reported include a Holiday bonus of $5,000 for each of Mr. Hable, Mr. Gampp, Dr. Malis, Ms. Boone, Mr. Fanning and Mr. Stroisch, plus an amount for each of the named executive officers based upon the percentage of objectives achieved according to the Company-wide objectives and the functional and personal development objectives. In fiscal 2010, bonus amounts reported include a Holiday bonus of $5,000 for each of Mr. Hable, Mr. Gampp, Dr. Malis and Ms. Boone and $500 for each of Mr. Fanning and Mr. Stroisch, plus an amount for each of the named executive officers based upon the percentage of objectives achieved according to the Company-wide objectives and functional and personal development objectives.

Narrative to Summary Compensation Table

During the 2010 fiscal year, the terms of employment for Ms. Boone were governed by her employment agreement with the Company entered into in 2007. Pursuant to the terms of her agreement, Ms. Boone’s initial base salary was $232,000; provided that after the first year of employment, her base salary was determined by the Compensation Committee, subject to Board approval, and in no event could be lower than her respective initial base salary. In addition, Ms. Boone received such other benefits that the Company provides to its executive officers, including healthcare, life insurance, disability and 30 days of paid vacation. Ms. Boone was eligible to receive an annual bonus as determined in the sole discretion of the Compensation Committee. Ms. Boone’s employment agreement expired on July 31, 2010 according to its terms.

Messrs. Hable, Gampp, Malis, Fanning and Stroisch and Ms. Boone have entered into change in control agreements, the terms of which are more fully discussed in the section “Change in Control Agreements” below.

2011 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding options and stock awards held by the named executive officers as of July 31, 2011:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David M. Hable	12,000	(1)	4,000	(1)	$1.00	1/19/18
	4,666	(2)	23,917	(2)	$1.37	12/18/19
	1,186	(3)	8,978	(3)	$4.43	12/16/20
Jerry L. Malis	5,000	(4)	—		$0.90	12/12/18
	5,542	(5)	11,958	(5)	$1.37	12/18/19
	1,415	(6)	10,710	(6)	$4.43	12/16/20
Kurt W. Gampp, Jr.	5,542	(5)	11,958	(5)	$1.37	12/18/19
	2,174	(7)	16,459	(7)	$4.43	12/16/20
Pamela G. Boone	41,310	(8)	—		$1.089	5/19/15
	5,542	(5)	11,958	(5)	$1.37	12/18/19
	1,415	(6)	10,710	(6)	$4.43	12/16/20
							11,050	(10)	$40,000
							15,263	(11)	$46,400
							35,504	(12)	$48,640
Michael R. Fanning	916	(9)	6,936	(9)	$4.43	12/16/20
							1,949	(10)	$7,055
							7,167	(11)	$21,789
							25,795	(12)	$35,339
Jason J. Stroisch	916	(9)	6,936	(9)	$4.43	12/16/20
							1,153	(10)	$4,174
							5,777	(11)	$17,561
							27,737	(12)	$38,000
____________

(1)
Represents an option to purchase 48,000 shares of Common Stock granted on January 28, 2009. The option vests in 12 equal quarterly installments, beginning in the quarter during which the option was granted.  Mr. Hable has exercised 32,000 of these options

(2)
Represents an option to purchase 35,000 shares of Common Stock granted on December 18, 2009 that vests proratably over 60 months from the date of the grant.  Mr. Hable has exercised 6,417 of these options.

(3)	Represents an option to purchase 10,164 shares of Common Stock granted on December 16, 2010 that vests proratably over 60 months from the date of the grant.
(4)	Represents an option to purchase 5,000 shares of Common Stock granted on December 12, 2008 that vests proratably at the end of each quarter over a twelve-month period beginning on December 12, 2008.

(5)	Represents an option to purchase 17,500 shares of Common Stock granted on December 18, 2009 that vests proratably over 60 months from the date of the grant.

(6)	Represents an option to purchase 12,125 shares of Common Stock granted on December 16, 2010 that vests proratably over 60 months from the date of the grant.
(7)	Represents an option to purchase 18,633 shares of Common Stock granted on December 16, 2010 that vests proratably over 60 months from the date of the grant.
(8)	Represents an option to purchase 41,310 shares of Common Stock granted on September 21, 2005, one half of which vested on May 19, 2009 and one-half of which vested on May 19, 2010.

(9)	Represent an option to purchase 7,852 shares of Common Stock granted on December 16, 2010 that vests proratably over 60 months from the date of the grant.
(10)	These shares vest on August 1, 2012.

(11)	These shares vest on August 1, 2013.

(12)	These shares vest on August 1, 2014.

CHANGE IN CONTROL AGREEMENTS

Each of Messrs. Hable, Gampp, Malis, Fanning and Stroisch and Ms. Boone have entered into change in control agreements with the Company. The change in control agreements have rolling one-year terms and expire 30 days after the executive’s employment is terminated. Payments to which the executive is due under the change in control agreement are not subject to reduction in the event he or she receives other compensation for services rendered after termination of employment, and the executive is under no duty to mitigate any payments.

The change in control agreements provide that if the executive’s employment is terminated within one year following a change in control for cause or disability (as both are defined in the change in control agreement), as a result of his or her death or by the executive other than as Involuntary Termination (as defined in the change in control agreement), the Company shall pay to the executive all compensation earned or accrued through the employment termination date, including (i) base salary; (ii) reimbursement for reasonable and necessary expenses; (iii) vacation pay; (iv) bonuses and incentive compensation; and (v) all other amounts to which he or she is entitled under any compensation or benefit plan of the Company (“Standard Compensation Due”).

If Messrs. Hable, Gampp, Malis, Fanning or Stroisch or Ms. Boone is terminated within one year following a change in control without cause and for any reason other than death or disability, including involuntary termination, and provided the executive enters into a separation agreement within 30 days of the employment termination, the executive shall receive an amount equal to the sum of the following: (i) all Standard Compensation Due; (ii) an amount equal to one times the annual base salary at the rate in effect immediately prior to the change in control; and (iii) any amount payable as of the termination date under the Company’s objectives-based incentive plan. Such amount shall be paid in 12 equal monthly installments beginning in the month after such termination. Furthermore, all awards of shares or options shall immediately vest and be exercisable for one year after the date of involuntary employment termination.

As defined in the change in control agreement, a “change in control” means: (i) the acquisition by any person (as defined in the change in control agreement) of securities of the Company representing 51% or more of the combined voting power of the Company’s outstanding voting securities; (ii) a change in the composition of the Board of Directors of the Company such that during any period of up to two consecutive years, individuals who constitute members of the Board of Directors at the beginning of the period cease to constitute the majority thereof; and (iii) the closing of certain mergers or consolidations of the Company with any other corporation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the late 1960’s, the late Dr. Leonard Malis, one of Valley Forge’s former directors, on an individual basis has been a party to consulting and other agreements with Codman & Shurtleff, Inc., the Company’s principal customer. Since 1983, Dr. Leonard Malis has been a party to an agreement with Codman under which Dr. Leonard Malis received royalty payments for the use of the Malis® trademark on certain products sold by Codman to end users, including products Valley Forge sold to Codman. Dr. Leonard Malis developed neurosurgical instruments for Codman with no pecuniary benefits to Valley Forge. On October 22, 2004, Valley Forge entered into an option agreement with Dr. Leonard Malis under which Valley Forge was granted an option to acquire the Malis® trademark from Dr. Leonard Malis at any time over a period of five years.

On October 12, 2005, the Company exercised its option with respect to the Malis® trademark.  The Company paid the estate of Dr. Leonard Malis $159,904 in cash and the remainder in a $3,997,600 promissory note which will be paid in 25 equal quarterly installments of $159,904.  The Company made four quarterly payments on this note during each of the years ended July 31, 2011 and 2010.  The outstanding balance as of July 31, 2011 was approximately $313,000.  In addition, the Company has made one quarterly payment and intends to make one additional quarterly payment during the fiscal year ending July 31, 2012.  The promissory note is secured by a security interest in the trademark and our DualWaveTM patents.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of UHY LLP (“UHY”) acts as our independent registered public accounting firm. UHY LLP personnel work under the direct control of UHY LLP partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.

The following table shows fees billed for professional services rendered by UHY for fiscal 2011 and fiscal 2010:

	Fiscal Year Ended July 31, 2011	Fiscal Year Ended July 31, 2010
Audit Fees(1)	$320,856	$270,628
Audit-Related Fees(2)	$10,775	$10,035
Total	$331,631	$280,663
____________

(1)
Audit Fees for the fiscal years ended July 31, 2011 and 2010 represent fees for services for the audit of the consolidated financial statements, the review of the quarterly financial statements and consultation concerning financial accounting and reporting standards.

(2)	Audit-Related Fees for the fiscal years ended July 31, 2011 and 2010 represent fees for services for the audit of the Synergetics, Inc. Incentive Savings Plan.

Pursuant to the Audit Committee’s charter, all audit and permissible non-audit services provided by the independent registered public accounting firm must be pre-approved. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the policies set forth in the Audit Committee charter. Consistent with the Audit Committee’s policy, all audit and permissible non-audit services provided by UHY during the fiscal years ended July 31, 2011 and 2010 were pre-approved by the Audit Committee.

In considering the nature of the services provided by the independent registered public accounting firm for the fiscal year ended July 31, 2011, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and management for the fiscal year ended July 31, 2011 to determine that they are permitted under the rules and regulations concerning auditors’ independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as rules of the American Institute of Certified Public Accountants.

UHY acted as the Company’s independent registered public accounting firm for the 2011 fiscal year. The Audit Committee selected UHY to act as the Company’s independent registered public accounting firm for the 2012 fiscal year. UHY representatives are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Company is asking its stockholders to ratify the selection of UHY as the Company’s independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of UHY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the “Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended July 31, 2011, including a discussion of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In addition, the Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting. In addition, the Audit Committee has reviewed and discussed with management and UHY LLP management’s report on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended July 31, 2011, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors

Juanita H. Hinshaw(Chairperson)
Lawrence C. Cardinale
Robert H. Dick
GuyR. Guarch

OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORT ON FORM 10-K

Along with mailing the proxy materials, we have included a copy of our Annual Report on Form 10-K for the fiscal year ended July 31, 2011. We will provide stockholders with additional copies of our Annual Report on Form 10-K for the fiscal year ended July 31, 2011, without charge, upon written request to Pamela G. Boone, Secretary, Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri 63368.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our Common Stock, they should submit a written request to our transfer agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219.

To delist yourself from householding in the future you may write the Company at 3845 Corporate Centre Drive, O’Fallon, Missouri 63368, Attention: Pamela G. Boone or call (636) 939-5100. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy for the 2012 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Ms. Pamela G. Boone, Secretary, Synergetics USA, Inc. no later than July 18, 2012.  The proposals must comply with the rules of the SEC relating to stockholder proposals. The Company’s Bylaws provide that no business may be brought before an annual meeting unless specified in the notice of meeting, brought before the meeting by or at the direction of the Board of Directors, or otherwise brought by a stockholder who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 60 or more than 90 days before the anniversary date of the immediately preceding annual meeting of stockholders. Therefore, for the 2012 Annual Meeting of Stockholders, such notice must be delivered no earlier than September 14, 2012 and no later than October 15, 2012. A copy of the full text of these Bylaw provisions may be obtained by writing to the Secretary at the address indicated above.

By Order of the Board of Directors,

PAMELA G. BOONE
Secretary

November 15, 2011

ANNUAL MEETING OF STOCKHOLDERS OF

SYNERGETICS USA, INC.

December 13, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06536

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Ü	Please detach along perforated line and mail in the envelope provided.	Ü

■	10030000000000001000 2	121311

The Board of Directors recommends a vote “FOR” all director nominees and Proposal 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1.	Election of Directors:			2.	Ratification of the appointment of UHY LLP as independent registered public accounting firm	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	David M. Hable
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■

☐	■

SYNERGETICS USA, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SYNERGETICS USA, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 13, 2011

The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby appoints Pamela G. Boone and Peter T. Rasche, and each of them, with full power of substitution, as the undersigned's proxies and attorneys-in-fact to vote at the Annual Meeting of Stockholders of Synergetics USA, Inc. (the "Company") to be held on Dejjcember 13, 2011 (the "Annual Meeting"), or at any adjournment thereof, all shares of voting stock of the Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse of this card and in their discretion upon such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

■	14475	■